FOURTH QUARTER 2020 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Muse at Torrey Pines San Diego, CA

Supplemental Q4 2020 2 CORPORATE INFORMATION Company Profile... 3 Investor Information... 4 Research Coverage... 5 FINANCIALS Key Financial Data... 6 Condensed Consolidated Balance Sheets... 7 Consolidated Statements of Income (Loss)... 8 Consolidated Statements of Income (Loss) (Additional Data)................................................................................................................................................................................... 9 Debt Summary... 10 Debt Maturity Schedule... 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants................................................................................................................................................................................ 12 Summary of Capital Expenditures... 13 Office Portfolio Redevelopment Information as of December 31, 2020.................................................................................................................................................................. 14 Property Acquisitions / Dispositions Information Since January 1, 2020.................................................................................................................................................................. 15 Calculation and Reconciliation of NOI and Cash Basis NOI...................................................................................................................................................................................... 16 NOI and Cash Basis NOI... 17 Same Property NOI and Cash Basis NOI... 18 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment........................................................................... 19 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre....................................................................................................................................................... 23 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders.................................................................................................................... 24 PORTFOLIO INFORMATION Portfolio Summary by Geographic Diversification and Property Type..................................................................................................................................................................... 25 Portfolio Summary... 26 Occupancy and Same Property Occupancy... 27 Unit Count and Rent Coverage... 28 Office Portfolio and Same Property - Results of Operations.................................................................................................................................................................................... 29 SHOP Segment and Same Property - Results of Operations.................................................................................................................................................................................... 32 SHOP Segment and Same Property - Transitional Pro Forma EBITDARM............................................................................................................................................................... 33 Office Portfolio Leasing Summary... 35 Tenants Representing 1% or More of Total Annualized Rental Income................................................................................................................................................................... 36 Office Portfolio Lease Expiration Schedule... 37 Non-Segment Lease Expiration Schedule... 38 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS.............................................................................................................................................................................. 39 WARNING CONCERNING FORWARD-LOOKING STATEMENTS.................................................................................................................................................................................. 42 Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 39 for terms used throughout this document. Table of Contents

Supplemental Q4 2020 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is a component of 129 market indices and it comprises more than 1% of the following indices as of December 31, 2020: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC) and the Bloomberg Real Estate Investment Trust Healthcare Index (BBREHLTH). Management: DHC is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), or RMR Inc. RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of December 31, 2020, RMR had $32.0 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 43,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q4 2020 4 Board of Trustees: Jennifer B. Clark John L. Harrington Lisa Harris Jones Managing Trustee Independent Trustee Lead Independent Trustee Daniel F. LePage Adam D. Portnoy Jeffrey P. Somers Independent Trustee Chair of the Board & Managing Trustee Independent Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS Vertex Pharmaceuticals Boston, MA

Research Coverage

Equity Research Coverage:

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

Colliers Securities LLC
Kyle Bauser
(612) 376-4191
kyle.bauser@colliers.com

JMP Securities
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Wells Fargo Securities
Todd Stender
(562) 637-1371
todd.stender@wellsfargo.com

Rating Agencies:

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Michael Souers
(212) 438-2508
michael.souers@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Supplemental Q4 2020
5

Key Financial Data

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Selected Balance Sheet Data:					
Total gross assets	$ 8,171,325	$ 8,186,982	$ 8,266,767	$ 8,316,051	$ 8,224,627
Total assets	$ 6,476,424	$ 6,535,118	$ 6,600,523	$ 6,703,723	$ 6,653,826
Total liabilities	$ 3,857,202	$ 3,893,412	$ 3,845,683	$ 3,916,554	$ 3,776,776
Total equity	$ 2,619,222	$ 2,641,706	$ 2,754,840	$ 2,787,169	$ 2,877,050
Selected Income Statement Data:					
Total revenues	$ 384,909	$ 394,339	$ 410,311	$ 442,467	$ 256,039
Net (loss) income	$ (14,920)	$ (105,788)	$ (24,742)	$ 11,143	$ (50,620)
Net (loss) income attributable to common shareholders	$ (16,228)	$ (106,888)	$ (26,072)	$ 9,735	$ (51,697)
NOI	$ 82,702	$ 78,689	$ 108,396	$ 125,882	$ 129,467
Adjusted EBITDA*re*	$ 85,454	$ 78,509	$ 109,235	$ 117,437	$ 121,108
FFO attributable to common shareholders	$ 20,890	$ 6,951	$ 56,847	$ 91,285	$ 68,832
Normalized FFO attributable to common shareholders	$ 20,499	$ 13,176	$ 57,115	$ 69,298	$ 70,752
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.07)	$ (0.45)	$ (0.11)	$ 0.04	$ (0.22)
FFO attributable to common shareholders	$ 0.09	$ 0.03	$ 0.24	$ 0.38	$ 0.29
Normalized FFO attributable to common shareholders	$ 0.09	$ 0.06	$ 0.24	$ 0.29	$ 0.30
Dividends:					
Annualized dividend declared per common share [1]	$ 0.04	$ 0.04	$ 0.04	$ 0.60	$ 0.60
Annualized dividend yield (at end of period)	1.0 %	1.1 %	0.9 %	16.5 %	7.1 %
Normalized FFO attributable to common shareholders payout ratio	11.1 %	16.7 %	4.2 %	51.7 %	50.0 %

(1) Beginning in the second quarter of 2020, we reduced our quarterly cash distribution rate to $0.01 per common share ($0.04 per common share annually) to conserve capital in response to uncertain economic conditions as a result of the COVID-19 pandemic.

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Supplemental Q4 2020 6

Supplemental Q4 2020 7 As of As of December 31, 2020 December 31, 2019 Assets Real estate properties: Land $ 789,125 $ 793,123 Buildings and improvements 6,621,605 6,668,463 Total real estate properties, gross 7,410,730 7,461,586 Accumulated depreciation (1,694,901) (1,570,801) Total real estate properties, net 5,715,829 5,890,785 Assets of properties held for sale 112,437 209,570 Cash and cash equivalents 74,417 37,357 Restricted cash 16,432 14,867 Acquired real estate leases and other intangible assets, net 286,513 337,875 Other assets, net 270,796 163,372 Total assets $ 6,476,424 $ 6,653,826 Liabilities and Equity Unsecured revolving credit facility $ — $ 537,500 Unsecured term loans, net 199,049 448,741 Senior unsecured notes, net 2,608,189 1,820,681 Secured debt and finance leases, net 691,573 694,739 Liabilities of properties held for sale 3,525 6,758 Accrued interest 23,772 24,060 Assumed real estate lease obligations, net 67,830 76,705 Other liabilities 263,264 167,592 Total liabilities 3,857,202 3,776,776 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,268,478 and 237,897,163 shares issued and outstanding, respectively 2,383 2,379 Additional paid in capital 4,613,904 4,612,511 Cumulative net income 1,913,109 2,052,562 Cumulative distributions (4,033,559) (3,930,933) Total equity attributable to common shareholders 2,495,837 2,736,519 Noncontrolling interest: Total equity attributable to noncontrolling interest 123,385 140,531 Total equity 2,619,222 2,877,050 Total liabilities and equity $ 6,476,424 $ 6,653,826 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS Cedars-Sinai Medical Center Los Angeles, CA

Consolidated Statements of Income (Loss)

DIVERSIFIED HEALTHCARE TRUST

(amounts in thousands, except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2020	2019	2020	2019
Revenues:				
Rental income	$ 106,272	$ 147,209	$ 427,215	$ 606,558
Residents fees and services	278,637	108,830	1,204,811	433,597
Total revenues	384,909	256,039	1,632,026	1,040,155
Expenses:				
Property operating expenses	302,207	126,572	1,236,357	489,070
Depreciation and amortization	65,681	69,503	270,147	289,025
General and administrative	7,461	8,741	30,593	37,028
Acquisition and certain other transaction related costs	11	1,893	814	13,102
Impairment of assets	361	73,683	106,972	115,201
Total expenses	375,721	280,392	1,644,883	943,426
Gain on sale of properties	4,084	17,803	6,487	39,696
Dividend income	—	—	—	1,846
Gains and losses on equity securities, net	19,565	(422)	34,106	(41,898)
Interest and other income [1]	10,213	351	18,221	941
Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,448, $1,440, $8,022 and $6,032, respectively)	(57,768)	(43,272)	(201,483)	(180,112)
Gain on lease termination	—	—	22,896	—
Loss on early extinguishment of debt	—	(27)	(427)	(44)
Loss from continuing operations before income tax expense and equity in (losses) earnings of an investee	(14,718)	(49,920)	(133,057)	(82,842)
Income tax expense	(202)	(483)	(1,250)	(436)
Equity in (losses) earnings of an investee	—	(217)	—	400
Net loss	(14,920)	(50,620)	(134,307)	(82,878)
Net income attributable to noncontrolling interest	(1,308)	(1,077)	(5,146)	(5,356)
Net loss attributable to common shareholders	$ (16,228)	$ (51,697)	$ (139,453)	$ (88,234)
Weighted average common shares outstanding (basic)	237,834	237,659	237,739	237,604
Weighted average common shares outstanding (diluted)	237,834	237,659	237,739	237,604
Per common share data (basic and diluted):				
Net loss attributable to common shareholders	$ (0.07)	$ (0.22)	$ (0.59)	$ (0.37)

549 Albany Street
Boston, MA


PerkinElmer

(1) See footnote (1) on following page.

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Supplemental Q4 2020 8

Supplemental Q4 2020 9 For the Three Months Ended December 31, For the Year Ended December 31, 2020 2019 2020 2019 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.5% 0.6 % Straight line rent included in rental income $ 3,040 $ 958 $ 6,069 $ 4,508 Lease value amortization included in rental income $ 1,846 $ 1,869 $ 7,405 $ 6,791 Non-cash share based compensation $ 402 $ 248 $ 1,568 $ 1,388 Non-cash amortization included in property operating expenses $ 200 $ 200 $ 797 $ 797 Non-cash amortization included in general and administrative expenses $ 743 $ 743 $ 2,974 $ 2,974 Costs and payment obligations related to compliance assessment at one of our senior living communities $ (402) $ — $ 5,770 $ — CARES Act (1) $ 10,139 $ — $ 17,485 $ — Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income $10,139 and $17,485 of funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, with respect to our SHOP segment for the three months and year ended December 31, 2020, respectively.

Debt Summary

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2020

(dollars in thousands)

	Coupon Rate	Interest Rate [1]	Principal Balance [2]	Maturity Date	Due at Maturity	Years to Maturity
Floating Rate Debt:						
Revolving credit facility [3] [4]	2.550 %	2.550 %	$ —	1/15/2022	$ —	1.0
Term loan [4] [5]	2.750 %	2.750 %	200,000	9/28/2022	200,000	1.7
Weighted average rate / total unsecured floating rate debt	**2.750 %**	**2.750 %**	**$ 200,000**		**$ 200,000**	**1.7**
Unsecured Fixed Rate Debt: [6]						
Senior unsecured notes due 2021	6.750 %	7.000 %	$ 300,000	12/15/2021	$ 300,000	1.0
Senior unsecured notes due 2024	4.750 %	4.790 %	250,000	5/1/2024	250,000	3.3
Senior unsecured notes due 2025 [7]	9.750 %	9.750 %	1,000,000	6/15/2025	1,000,000	4.5
Senior unsecured notes due 2028	4.750 %	4.966 %	500,000	2/15/2028	500,000	7.1
Senior unsecured notes due 2042	5.625 %	5.625 %	350,000	8/1/2042	350,000	21.6
Senior unsecured notes due 2046	6.250 %	6.250 %	250,000	2/1/2046	250,000	25.1
Weighted average rate / total unsecured fixed rate debt	**7.120 %**	**7.193 %**	**$ 2,650,000**		**$ 2,650,000**	**8.7**
Weighted average rate / total unsecured debt	**6.814 %**	**6.881 %**	**$ 2,850,000**		**$ 2,850,000**	**8.2**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	6.280 %	5.170 %	$ 11,838	7/1/2022	$ 10,744	1.5
Mortgage - secured by 1 property	4.850 %	3.790 %	10,724	10/1/2022	10,287	1.8
Mortgage - secured by 2 properties	5.750 %	5.110 %	15,805	10/6/2022	15,182	1.8
Mortgage - secured by 1 property	6.640 %	4.920 %	15,646	6/1/2023	14,522	2.4
Finance leases - 2 properties	7.700 %	7.700 %	7,811	4/30/2026	155	5.3
Mortgages - secured by 1 property [8]	3.530 %	3.530 %	620,000	8/6/2026	620,000	5.6
Mortgage - secured by 1 property	4.444 %	4.444 %	10,470	7/1/2043	1,698	22.5
Weighted average rate / total secured fixed rate debt	**3.779 %**	**3.690 %**	**$ 692,294**		**$ 672,588**	**5.6**
Weighted average rate / total debt	**6.221 %**	**6.258 %**	**$ 3,542,294**		**$ 3,522,588**	**7.7**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of debt issuance costs.

(2) The principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.

(3) Represents amount outstanding under our revolving credit facility. Interest rate is as of December 31, 2020 and excludes the 30 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have two, one-year options which, if both are executed, would extend the maturity date of our revolving credit facility to January 2024.

(4) In January 2021, we amended the agreements governing our revolving credit facility and $200,000 term loan, or our credit agreements, to, among other things, obtain waivers of certain financial covenants through June 30, 2022. Pursuant to this amendment, the revolving credit facility capacity was reduced from $1,000,000 to $800,000 and the interest rate premiums over LIBOR were increased by up to 30 basis points.

(5) We prepaid our $200,000 term loan in February 2021.

(6) In February 2021, we issued $500,000 aggregate principal amount of our 4.375% senior notes due 2031 in an underwritten public offering. We are required, pursuant to the terms of the amended credit agreements, to use the net proceeds from this offering to prepay our $200,000 term loan that was scheduled to mature in September 2022 and which we prepaid in February 2021 and redeem the $300,000 principal amount outstanding of our senior notes due 2021 in June 2021, when the notes become redeemable with no prepayment penalty.

(7) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at set redemption prices. Our senior unsecured notes due 2025 are guaranteed by all of our subsidiaries, except for our foreign subsidiaries and certain other excluded subsidiaries.

(8) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

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Supplemental Q4 2020 10

Supplemental Q4 2020 11 $200,000 $300,000 $250,000 $1,000,000 $500,000 $600,000 $3,159 $39,067 $16,413 $1,834 $2,001 $620,904 $302 $315 $330 $7,969 Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (1) (3) (2) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2020 (1) (1) Represents Secured Fixed Rate Debt payments. (2) Represents amount outstanding under our $200,000 term loan as of December  31, 2020. We prepaid our $200,000 term loan in February 2021. Our revolving credit facility also matures in 2022; we had no outstanding borrowings under this facility as of December  31, 2020. Upon payment of an extension fee and our meeting certain conditions, we have two, one-year options which, if both are executed, would extend the maturity date of our revolving credit facility to January 2024. (3) Includes $7,811 of finance lease obligations due through April 2026. (1) (1)

Supplemental Q4 2020 12 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Leverage Ratios: Net debt / total gross assets 42.4% 42.3% 41.9% 42.2% 42.5 % Net debt / gross book value of real estate assets 42.2% 42.0% 41.6% 41.8% 41.5 % Secured debt / total assets 10.7% 10.6% 10.5% 10.4% 10.5 % Variable rate debt / net debt 5.8% 5.8% 5.8% 29.5% 28.2 % Coverage Ratios: Net debt / annualized Adjusted EBITDAre 10.3 x 10.9 x 7.9 x 7.4 x 7.3 x Adjusted EBITDAre / interest expense 1.5 x 1.4 x 2.5 x 2.8 x 2.8 x As of and For the Trailing Twelve Months Ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt - required minimum 150.0% 246.6% 247.0% 249.3% 247.0% 247.4 % Incurrence Covenants Total debt / adjusted total assets - allowable maximum 60.0% 42.5% 42.4% 42.1% 42.4% 42.4 % Secured debt / adjusted total assets - allowable maximum 40.0% 8.3% 8.3% 8.2% 8.2% 8.4 % Consolidated income available for debt service / debt service - required minimum 1.50x 1.98 x 2.31 x 2.76 x 2.86 x 2.90 x Vertex Pharmaceuticals Boston, MA

Summary of Capital Expenditures

DIVERSIFIED HEALTHCARE TRUST

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Office Portfolio lease related costs	$ 6,071	$ 4,411	$ 3,918	$ 4,964	$ 9,631
Office Portfolio building improvements	6,756	4,990	3,708	2,665	7,502
SHOP fixed assets and capital improvements (1)	27,035	15,988	8,505	12,918	5,400
Recurring capital expenditures	$ 39,862	$ 25,389	$ 16,131	$ 20,547	$ 22,533
Office Portfolio avg. sq. ft. during period	11,428	11,621	11,693	11,798	12,029
SHOP avg. units managed for our account during period (1)	27,601	28,290	28,654	28,987	10,253
Office Portfolio building improvements per avg. sq. ft. during period	$ 0.59	$ 0.43	$ 0.32	$ 0.23	$ 0.62
SHOP fixed assets and capital improvements per avg. unit during period (1)	$ 979	$ 565	$ 297	$ 446	$ 527
Development, redevelopment and other activities - Office Portfolio	$ 17,655	$ 14,832	$ 14,941	$ 8,214	$ 7,199
Development, redevelopment and other activities - SHOP	7,172	4,927	6,570	8,429	21,091
Total development, redevelopment and other activities (2)	$ 24,827	$ 19,759	$ 21,511	$ 16,643	$ 28,290

(1) Data for the 2020 periods include all senior living communities in our SHOP segment. The three months ended December 31, 2019 exclude SHOP properties leased during those periods. Pursuant to the restructuring of our business arrangements with Five Star, or the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with new management and related agreements, or the New Management Agreements, for all of our senior living communities operated by Five Star.

(2) From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in the table on this page.

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Supplemental Q4 2020 13

Supplemental Q4 2020 14 Project Location Type of Property Square Feet (1) Estimated Project Costs (2) Total Costs Incurred as of December 31, 2020 Estimated Completion (3) Muse at Torrey Pines San Diego, CA Life Science 185,978 $ 113.6 $ 54.9 Substantially Complete (4) 4 Maguire Road Lexington, MA Life Science 53,905 $ 19.2 $ 1.0 Q4 2021 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.4 $ 0.5 Q2 2021 Rendering of Muse at Torrey Pines (1) Represents estimated square footage upon project completion. (2) Project costs include estimated leasing capital up to stabilization. (3) Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. (4) Physical improvements made at this project are substantially complete as of December 31, 2020 and we expect to incur substantial leasing costs in 2021 to lease the available space. Office Portfolio Redevelopment Information as of December 31, 2020 (dollars in millions) RETURN TO TABLE OF CONTENTS

Property Acquisitions / Dispositions Information Since January 1, 2020

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Acquisitions:

We have not acquired any properties since January 1, 2020.

Dispositions: (1)

Date Sold	Location	Type of Property	Number of Buildings	Gross Sales Price
1/27/2020	Various, LA	Medical Office	6	$ 5,925
2/25/2020	Horsham, PA	Medical Office	1	2,900
3/18/2020	Austin, TX	Medical Office	1	8,779
4/1/2020	Various, CA	Senior Living	3	47,000
6/10/2020	Columbia, SC	Medical Office	1	3,550
7/8/2020	Victoria, TX	Medical Office	1	2,072
7/13/2020	Wallingford, CT	Medical Office	1	625
8/1/2020	Various, MS	Senior Living	2	2,500
9/22/2020	Hattiesburg, MS	Medical Office	1	7,250
10/22/2020	Various	Senior Living	3	46,000
11/1/2020	North Platte, NE	Senior Living	1	3,000
12/7/2020	Dewitt, NY	Medical Office	1	3,875
12/10/2020	Solon, OH	Life Science	2	7,917
12/17/2020	Various, WI	Senior Living	3	11,500
2/23/2021	Plymouth Meeting, PA	Medical Office	1	9,000
		Total Dispositions	28	$ 161,893

(1) As of February 23, 2021, we have four properties under an agreement to sell for a sales price of approximately $95,500, excluding closing costs. This sale is subject to various conditions; as a result, this sale may not occur, it may be delayed or the terms may change.

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Supplemental Q4 2020

15

Calculation and Reconciliation of NOI and Cash Basis NOI

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	12/31/2020	12/31/2019
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 106,272	$ 104,238	$ 106,207	$ 110,498	$ 147,209	$ 427,215	$ 606,558
Residents fees and services	278,637	290,101	304,104	331,969	108,830	1,204,811	433,597
Total revenues	384,909	394,339	410,311	442,467	256,039	1,632,026	1,040,155
Property operating expenses	(302,207)	(315,650)	(301,915)	(316,585)	(126,572)	(1,236,357)	(489,070)
NOI	82,702	78,689	108,396	125,882	129,467	395,669	551,085
Non-cash straight line rent adjustments	(3,040)	(491)	(1,385)	(1,153)	(958)	(6,069)	(4,508)
Lease value amortization	(1,846)	(1,856)	(1,830)	(1,873)	(1,869)	(7,405)	(6,791)
Non-cash amortization included in property operating expenses	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 77,616	$ 76,143	$ 104,982	$ 122,657	$ 126,440	$ 381,398	$ 538,989
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:							
Net (loss) income	$ (14,920)	$ (105,788)	$ (24,742)	$ 11,143	$ (50,620)	$ (134,307)	$ (82,878)
Equity in losses (earnings) of an investee	—	—	—	—	217	—	(400)
Income tax expense (benefit)	202	365	1,126	(443)	483	1,250	436
Loss on early extinguishment of debt	—	—	181	246	27	427	44
Gain on lease termination	—	—	—	(22,896)	—	(22,896)	—
Interest expense	57,768	58,091	43,974	41,650	43,272	201,483	180,112
Interest and other income	(10,213)	(134)	(7,736)	(138)	(351)	(18,221)	(941)
(Gains) losses on equity investments, net	(19,565)	(12,510)	(11,974)	9,943	422	(34,106)	41,898
Dividend income	—	—	—	—	—	—	(1,846)
(Gain) loss on sale of properties	(4,084)	211	168	(2,782)	(17,803)	(6,487)	(39,696)
Impairment of assets	361	64,202	31,175	11,234	73,683	106,972	115,201
Acquisition and certain other transaction related costs	11	53	87	663	1,893	814	13,102
General and administrative	7,461	6,988	7,312	8,832	8,741	30,593	37,028
Depreciation and amortization	65,681	67,211	68,825	68,430	69,503	270,147	289,025
NOI	82,702	78,689	108,396	125,882	129,467	395,669	551,085
Non-cash straight line rent adjustments	(3,040)	(491)	(1,385)	(1,153)	(958)	(6,069)	(4,508)
Lease value amortization	(1,846)	(1,856)	(1,830)	(1,873)	(1,869)	(7,405)	(6,791)
Non-cash amortization included in property operating expenses	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 77,616	$ 76,143	$ 104,982	$ 122,657	$ 126,440	$ 381,398	$ 538,989

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Supplemental Q4 2020

16

Supplemental Q4 2020 17 For the Three Months Ended For the Year Ended 12/31/2020 12/31/2019 % Change 12/31/2020 12/31/2019 % Change NOI: Life Science $ 32,862 $ 33,285 (1.3) % $ 133,724 $ 144,525 (7.5) % Medical Office 29,279 30,653 (4.5) % 119,885 128,143 (6.4) % Total Office Portfolio 62,141 63,938 (2.8) % 253,609 272,668 (7.0) % SHOP 9,139 48,167 (81.0) % 98,210 214,773 (54.3) % Non-Segment 11,422 17,362 (34.2) % 43,850 63,644 (31.1) % Total $ 82,702 $ 129,467 (36.1) % $ 395,669 $ 551,085 (28.2) % Cash Basis NOI: Life Science $ 30,287 $ 31,131 (2.7) % $ 123,283 $ 135,306 (8.9) % Medical Office 28,750 29,949 (4.0) % 118,414 126,000 (6.0) % Total Office Portfolio 59,037 61,080 (3.3) % 241,697 261,306 (7.5) % SHOP 9,139 48,167 (81.0) % 98,210 214,773 (54.3) % Non-Segment 9,440 17,193 (45.1) % 41,491 62,910 (34.0) % Total $ 77,616 $ 126,440 (38.6) % $ 381,398 $ 538,989 (29.2) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2020 18 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Year Ended 12/31/2020 12/31/2019 % Change 12/31/2020 12/31/2019 % Change NOI: Life Science $ 30,803 $ 30,292 1.7% $ 123,387 $ 123,457 (0.1) % Medical Office 28,804 29,111 (1.1) % 116,866 119,609 (2.3) % Total Office Portfolio 59,607 59,403 0.3% 240,253 243,066 (1.2) % SHOP 13,508 47,205 (71.4) % 112,423 207,573 (45.8) % Non-Segment 11,204 13,217 (15.2) % 40,753 45,607 (10.6) % Total $ 84,319 $ 119,825 (29.6) % $ 393,429 $ 496,246 (20.7) % Cash Basis NOI: Life Science $ 28,606 $ 28,449 0.6% $ 114,299 $ 114,307 (0.0) % Medical Office 28,263 28,402 (0.5) % 115,755 117,237 (1.3) % Total Office Portfolio 56,869 56,851 0.0% 230,054 231,544 (0.6) % SHOP 13,508 47,205 (71.4) % 112,423 207,573 (45.8) % Non-Segment 9,221 13,051 (29.3) % 38,343 44,884 (14.6) % Total $ 79,598 $ 117,107 (32.0) % $ 380,820 $ 484,001 (21.3) %

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Office Portfolio

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2020**	**9/30/2020**	**6/30/2020**	**3/31/2020**	**12/31/2019**
Rental income	$ 94,850	$ 94,235	$ 95,510	$ 98,770	$ 97,400
Property operating expenses	(32,709)	(33,448)	(30,893)	(32,706)	(33,462)
NOI	$ 62,141	$ 60,787	$ 64,617	$ 66,064	$ 63,938
NOI	$ 62,141	$ 60,787	$ 64,617	$ 66,064	$ 63,938
Less:					
Non-cash straight line rent adjustments	1,114	438	1,306	1,074	845
Lease value amortization	1,790	1,800	1,775	1,818	1,813
Non-cash amortization included in property operating expenses	200	199	199	199	200
Cash Basis NOI	$ 59,037	$ 58,350	$ 61,337	$ 62,973	$ 61,080
Reconciliation of NOI to Same Property NOI:					
NOI	$ 62,141	$ 60,787	$ 64,617	$ 66,064	$ 63,938
Less:					
NOI not included in same property	2,534	2,881	3,736	4,205	4,535
Same property NOI	$ 59,607	$ 57,906	$ 60,881	$ 61,859	$ 59,403
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same property NOI	$ 59,607	$ 57,906	$ 60,881	$ 61,859	$ 59,403
Less:					
Non-cash straight line rent adjustments	761	115	750	685	602
Lease value amortization	1,791	1,801	1,774	1,782	1,766
Non-cash amortization included in property operating expenses	186	186	186	186	184
Same property cash basis NOI	$ 56,869	$ 55,804	$ 58,171	$ 59,206	$ 56,851

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Supplemental Q4 2020
19

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

SHOP (1)

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2020**	**9/30/2020**	**6/30/2020**	**3/31/2020**	**12/31/2019**
Residents fees and services / rental income	$ 278,637	$ 290,101	$ 304,104	$ 331,969	$ 141,277
Property operating expenses	(269,498)	(282,202)	(271,022)	(283,879)	(93,110)
NOI	$ 9,139	$ 7,899	$ 33,082	$ 48,090	$ 48,167
NOI	$ 9,139	$ 7,899	$ 33,082	$ 48,090	$ 48,167
Less:					
Non-cash straight line rent adjustments	—	—	—	—	—
Lease value amortization	—	—	—	—	—
Non-cash amortization included in property operating expenses	—	—	—	—	—
Cash Basis NOI	$ 9,139	$ 7,899	$ 33,082	$ 48,090	$ 48,167
Reconciliation of NOI to Same Property NOI:					
NOI	$ 9,139	$ 7,899	$ 33,082	$ 48,090	$ 48,167
Less:					
NOI not included in same property	(4,369)	(5,580)	(2,293)	(1,755)	962
Same property NOI	$ 13,508	$ 13,479	$ 35,375	$ 49,845	$ 47,205
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same property NOI	$ 13,508	$ 13,479	$ 35,375	$ 49,845	$ 47,205
Less:					
Non-cash straight line rent adjustments	—	—	—	—	—
Lease value amortization	—	—	—	—	—
Non-cash amortization included in property operating expenses	—	—	—	—	—
Same property cash basis NOI	$ 13,508	$ 13,479	$ 35,375	$ 49,845	$ 47,205

(1) The three months ended December 31, 2019 are not comparable due to the Restructuring Transaction. See pages 33 - 34 for additional information.

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Supplemental Q4 2020
20

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Non-Segment

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2020**	**9/30/2020**	**6/30/2020**	**3/31/2020**	**12/31/2019**
Rental income	$ 11,422	$ 10,003	$ 10,697	$ 11,728	$ 17,362
Property operating expenses	—	—	—	—	—
NOI	$ 11,422	$ 10,003	$ 10,697	$ 11,728	$ 17,362
NOI	$ 11,422	$ 10,003	$ 10,697	$ 11,728	$ 17,362
Less:					
Non-cash straight line rent adjustments	1,926	53	79	79	113
Lease value amortization	56	56	55	55	56
Non-cash amortization included in property operating expenses	—	—	—	—	—
Cash Basis NOI	$ 9,440	$ 9,894	$ 10,563	$ 11,594	$ 17,193
Reconciliation of NOI to Same Property NOI:					
NOI	$ 11,422	$ 10,003	$ 10,697	$ 11,728	$ 17,362
Less:					
NOI not included in same property	218	959	960	960	4,145
Same property NOI	$ 11,204	$ 9,044	$ 9,737	$ 10,768	$ 13,217
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same property NOI	$ 11,204	$ 9,044	$ 9,737	$ 10,768	$ 13,217
Less:					
Non-cash straight line rent adjustments	1,928	70	96	95	111
Lease value amortization	55	55	55	55	55
Non-cash amortization included in property operating expenses	—	—	—	—	—
Same property cash basis NOI	$ 9,221	$ 8,919	$ 9,586	$ 10,618	$ 13,051

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Supplemental Q4 2020

21

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Consolidated

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2020**	**9/30/2020**	**6/30/2020**	**3/31/2020**	**12/31/2019**
Rental income / residents fees and services	$ 384,909	$ 394,339	$ 410,311	$ 442,467	$ 256,039
Property operating expenses	(302,207)	(315,650)	(301,915)	(316,585)	(126,572)
NOI	$ 82,702	$ 78,689	$ 108,396	$ 125,882	$ 129,467
NOI	$ 82,702	$ 78,689	$ 108,396	$ 125,882	$ 129,467
Less:					
Non-cash straight line rent adjustments	3,040	491	1,385	1,153	958
Lease value amortization	1,846	1,856	1,830	1,873	1,869
Non-cash amortization included in property operating expenses	200	199	199	199	200
Cash Basis NOI	$ 77,616	$ 76,143	$ 104,982	$ 122,657	$ 126,440
Reconciliation of NOI to Same Property NOI:					
NOI	$ 82,702	$ 78,689	$ 108,396	$ 125,882	$ 129,467
Less:					
NOI not included in same property	(1,617)	(1,740)	2,403	3,410	9,642
Same property NOI	$ 84,319	$ 80,429	$ 105,993	$ 122,472	$ 119,825
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same property NOI	$ 84,319	$ 80,429	$ 105,993	$ 122,472	$ 119,825
Less:					
Non-cash straight line rent adjustments	2,689	185	846	780	713
Lease value amortization	1,846	1,856	1,829	1,837	1,821
Non-cash amortization included in property operating expenses	186	186	186	186	184
Same property cash basis NOI	$ 79,598	$ 78,202	$ 103,132	$ 119,669	$ 117,107

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Supplemental Q4 2020 22

Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	12/31/2020	12/31/2019
Net (loss) income	$ (14,920)	$ (105,788)	$ (24,742)	$ 11,143	$ (50,620)	$ (134,307)	$ (82,878)
Interest expense	57,768	58,091	43,974	41,650	43,272	201,483	180,112
Income tax expense (benefit)	202	365	1,126	(443)	483	1,250	436
Depreciation and amortization	65,681	67,211	68,825	68,430	69,503	270,147	289,025
EBITDA	108,731	19,879	89,183	120,780	62,638	338,573	386,695
(Gain) loss on sale of properties	(4,084)	211	168	(2,782)	(17,803)	(6,487)	(39,696)
Impairment of assets	361	64,202	31,175	11,234	73,683	106,972	115,201
EBITDAre	105,008	84,292	120,526	129,232	118,518	439,058	462,200
General and administrative expense paid in common shares	402	502	415	249	248	1,568	1,388
Acquisition and certain other transaction related costs	11	53	87	663	1,893	814	13,102
Gain on lease termination	—	—	—	(22,896)	—	(22,896)	—
Loss on early extinguishment of debt	—	—	181	246	27	427	44
Costs and payment obligations related to compliance assessment at one of our senior living communities	(402)	6,172	—	—	—	5,770	—
(Gains) losses on equity securities, net	(19,565)	(12,510)	(11,974)	9,943	422	(34,106)	41,898
Adjusted EBITDAre	$ 85,454	$ 78,509	$ 109,235	$ 117,437	$ 121,108	$ 390,635	$ 518,632

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Supplemental Q4 2020

23

Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders

DIVERSIFIED HEALTHCARE TRUST

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	12/31/2020	12/31/2019
Net (loss) income attributable to common shareholders	$ (16,228)	$ (106,888)	$ (26,072)	$ 9,735	$ (51,697)	$ (139,453)	$ (88,234)
Depreciation and amortization	65,681	67,211	68,825	68,430	69,503	270,147	289,025
(Gain) loss on sale of properties	(4,084)	211	168	(2,782)	(17,803)	(6,487)	(39,696)
Impairment of assets	361	64,202	31,175	11,234	73,683	106,972	115,201
(Gains) losses on equity securities, net	(19,565)	(12,510)	(11,974)	9,943	422	(34,106)	41,898
FFO adjustments attributable to noncontrolling interest	(5,275)	(5,275)	(5,275)	(5,275)	(5,276)	(21,100)	(21,147)
FFO attributable to common shareholders	20,890	6,951	56,847	91,285	68,832	175,973	297,047
Acquisition and certain other transaction related costs	11	53	87	663	1,893	814	13,102
Costs and payment obligations related to compliance assessment at one of our senior living communities	(402)	6,172	—	—	—	5,770	—
Gain on lease termination	—	—	—	(22,896)	—	(22,896)	—
Loss on early extinguishment of debt	—	—	181	246	27	427	44
Normalized FFO attributable to common shareholders	$ 20,499	$ 13,176	$ 57,115	$ 69,298	$ 70,752	$ 160,088	$ 310,193
Weighted average common shares outstanding (basic)	237,834	237,752	237,700	237,669	237,659	237,739	237,604
Weighted average common shares outstanding (diluted)	237,834	237,752	237,700	237,669	237,659	237,739	237,604
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.07)	$ (0.45)	$ (0.11)	$ 0.04	$ (0.22)	$ (0.59)	$ (0.37)
FFO attributable to common shareholders	$ 0.09	$ 0.03	$ 0.24	$ 0.38	$ 0.29	$ 0.74	$ 1.25
Normalized FFO attributable to common shareholders	$ 0.09	$ 0.06	$ 0.24	$ 0.29	$ 0.30	$ 0.67	$ 1.31

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Supplemental Q4 2020 24

Supplemental Q4 2020 25 (based on Gross Book Value of Real Estate Assets as of December 31, 2020) (based on Q4 2020 NOI) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. (1) (2) SNFs: <1% Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification Property Type RETURN TO TABLE OF CONTENTS Eagles Landing Senior Living Stockbridge, GA

Portfolio Summary

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2020

(dollars in thousands, except investment per unit or square foot)

	Number of Properties	Square Feet or Number of Units		Gross Book Value of Real Estate Assets (1)	% of Total Gross Book Value of Real Estate Assets	Investment Per Square Foot or Unit (2)	Q4 2020 Revenues (3)	% of Q4 2020 Total Revenues	Q4 2020 NOI (3)	% of Q4 2020 Total NOI
Life science	32	4,327,559		$ 1,924,965	23.4 %	$ 445	$ 44,735	11.6 %	$ 32,862	39.7 %
Medical office	91	6,954,498		1,838,962	22.4 %	$ 264	50,115	13.0 %	29,279	35.4 %
Subtotal Office Portfolio (4)	123	11,282,057	sq. ft.	3,763,927	45.8 %	$ 334	94,850	24.6 %	62,141	75.1 %
SHOP	235	26,969	units	4,027,717	49.0 %	$ 149,346	278,637	72.4 %	9,139	11.1 %
Other triple net leased senior living communities	29	2,366	units	248,985	3.0 %	$ 105,235	8,525	2.2 %	8,525	10.3 %
Wellness centers	10	812,000	sq. ft.	178,110	2.2 %	$ 219	2,897	0.8 %	2,897	3.5 %
Total	397			$ 8,218,739	100.0 %		$ 384,909	100.0 %	$ 82,702	100.0 %

(1) Includes 15 properties with gross book value of real estate assets of $114,778, which are classified as held for sale in our condensed consolidated balance sheet as of December 31, 2020.

(2) Represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at December 31, 2020.

(3) Includes $6,505 of revenues and $(2,333) of NOI from properties that we sold and $9,868 of revenues and $1,355 of NOI from properties classified as held for sale in our condensed consolidated balance sheet as of December 31, 2020.

(4) Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

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Supplemental Q4 2020 26

Occupancy

DIVERSIFIED HEALTHCARE TRUST

	As of and For the Twelve Months Ended [1]				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Life science	91.3 %	93.7 %	94.3 %	94.2 %	94.5 %
Medical office	91.2 %	91.0 %	91.6 %	91.0 %	90.9 %
Weighted average occupancy Office Portfolio [2]	91.3 %	92.0 %	92.6 %	92.2 %	92.3 %
SHOP [3] [4]	80.0 %	82.7 %	84.1 %	84.4 %	84.6 %
Other triple net leased senior living communities [5]	83.4 %	85.4 %	86.8 %	87.3 %	87.8 %

Same Property Occupancy [6]

	As of and For the Twelve Months Ended [1]				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Life science	96.7 %	97.5 %	97.5 %	97.4 %	97.5 %
Medical office	91.0 %	91.0 %	91.6 %	91.5 %	91.3 %
Weighted average occupancy Office Portfolio [7]	93.0 %	93.4 %	93.7 %	93.6 %	93.6 %
SHOP [8]	80.8 %	83.1 %	84.6 %	85.1 %	85.4 %
Other triple net leased senior living communities	83.4 %	85.4 %	86.8 %	87.3 %	87.8 %

(1) Operating data for the multi-tenant office portfolio is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. Excludes data for our wellness centers.

(2) Life science and medical office occupancy data is as of quarter end and includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Office Portfolio weighted average occupancy by square feet as of December 31, 2020 was 91.4%.

(3) Includes senior living communities we owned and that were operated by Five Star during the periods presented, including seven communities closed during the three months ended December 31, 2020. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through December 31, 2020, was 77.2%.

(4) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

(5) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.

(6) Same property occupancy includes those properties classified as same property for the three months ended December 31, 2020 for all periods presented.

(7) Life science and medical office same property occupancy data is as of quarter end and includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy. Office Portfolio weighted average same property occupancy by square feet as of December 31, 2020 was 93.7%.

(8) Same property occupancy for the 12 month period ended or, if shorter, from the date of acquisition through December 31, 2020, was 77.9%.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

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Supplemental Q4 2020

27

Unit Count and Rent Coverage

DIVERSIFIED HEALTHCARE TRUST

SHOP Unit Count as of December 31, 2020 (1)**:**



Assisted Living units: 10,671: 40%
Independent Living and Active Adult units: 10,418: 39%
Memory Care units: 2,923: 10%
SNF units: 2,957: 11%

Rent Coverage (2)**:**

	As of and For the Twelve Months Ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Other triple net leased senior living communities	1.61 x	1.63 x	1.66 x	1.69 x	1.71 x
Wellness centers (3)	1.32 x	1.59 x	2.15 x	2.29 x	2.29 x
Total	1.52 x	1.62 x	1.81 x	1.87 x	1.88 x

(1) Unit count is by the type of living units at our senior living communities within our SHOP segment.

(2) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented.

(3) Excludes rent coverage for a tenant of six wellness centers that was in default under the applicable leases with us on December 31, 2020.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

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Supplemental Q4 2020 28

Office Portfolio and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Three Months Ended December 31, 2020 and 2019

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2020			As of and For the Three Months Ended December 31, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	32	91	123	34	104	138
Square Feet [1]	4,328	6,954	11,282	4,532	7,346	11,878
Occupancy [2]	92.4 %	90.9 %	91.4 %	94.2 %	91.0 %	92.2 %
Rental Income	$ 44,735	$ 50,115	$ 94,850	$ 45,379	$ 52,021	$ 97,400
NOI	$ 32,862	$ 29,279	$ 62,141	$ 33,285	$ 30,653	$ 63,938
Cash Basis NOI	$ 30,287	$ 28,750	$ 59,037	$ 31,131	$ 29,949	$ 61,080
NOI Margin %	73.5 %	58.4 %	65.5 %	73.3 %	58.9 %	65.6 %
Cash Basis NOI Margin %	71.7 %	57.9 %	64.2 %	71.9 %	58.2 %	64.5 %
NOI % Change	(1.3)%	(4.5)%	(2.8)%			
Cash Basis NOI % Change	(2.7)%	(4.0)%	(3.3)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2020			As of and For the Three Months Ended December 31, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	25	88	113	25	88	113
Square Feet [1]	3,807	6,797	10,604	3,802	6,797	10,599
Occupancy [3]	99.2 %	90.6 %	93.7 %	97.4 %	91.5 %	93.6 %
Rental Income	$ 42,032	$ 49,262	$ 91,294	$ 41,713	$ 49,279	$ 90,992
NOI	$ 30,803	$ 28,804	$ 59,607	$ 30,292	$ 29,111	$ 59,403
Cash Basis NOI	$ 28,606	$ 28,263	$ 56,869	$ 28,449	$ 28,402	$ 56,851
NOI Margin %	73.3 %	58.5 %	65.3 %	72.6 %	59.1 %	65.3 %
Cash Basis NOI Margin %	71.7 %	57.9 %	64.1 %	71.2 %	58.3 %	64.1 %
NOI % Change	1.7 %	(1.1)%	0.3 %			
Cash Basis NOI % Change	0.6 %	(0.5)%	0.0 %			

(1) Prior periods exclude space remeasurements made subsequent to those periods.

(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.

(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

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Supplemental Q4 2020 29

DIVERSIFIED HEALTHCARE TRUST

Office Portfolio and Same Property - Results of Operations (continued)

Years Ended December 31, 2020 and 2019

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2020			As of and For the Year Ended December 31, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	32	91	123	34	104	138
Square Feet [(1)]	4,328	6,954	11,282	4,532	7,346	11,878
Occupancy [(2)]	92.4 %	90.9 %	91.4 %	94.2 %	91.0 %	92.2 %
Rental Income	$ 181,437	$ 201,928	$ 383,365	$ 192,531	$ 212,485	$ 405,016
NOI	$ 133,724	$ 119,885	$ 253,609	$ 144,525	$ 128,143	$ 272,668
Cash Basis NOI	$ 123,283	$ 118,414	$ 241,697	$ 135,306	$ 126,000	$ 261,306
NOI Margin %	73.7 %	59.4 %	66.2 %	75.1 %	60.3 %	67.3 %
Cash Basis NOI Margin %	71.9 %	58.9 %	64.9 %	73.7 %	59.8 %	66.2 %
NOI % Change	(7.5)%	(6.4)%	(7.0)%			
Cash Basis NOI % Change	(8.9)%	(6.0)%	(7.5)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2020			As of and For the Year Ended December 31, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	25	88	113	25	88	113
Square Feet [(1)]	3,807	6,797	10,604	3,802	6,797	10,599
Occupancy [(3)]	99.2 %	90.6 %	93.7 %	97.4 %	91.5 %	93.6 %
Rental Income	$ 168,310	$ 196,066	$ 364,376	$ 167,444	$ 198,212	$ 365,656
NOI	$ 123,387	$ 116,866	$ 240,253	$ 123,457	$ 119,609	$ 243,066
Cash Basis NOI	$ 114,299	$ 115,755	$ 230,054	$ 114,307	$ 117,237	$ 231,544
NOI Margin %	73.3 %	59.6 %	65.9 %	73.7 %	60.3 %	66.5 %
Cash Basis NOI Margin %	71.6 %	59.2 %	64.8 %	72.1 %	59.7 %	65.3 %
NOI % Change	(0.1)%	(2.3)%	(1.2)%			
Cash Basis NOI % Change	(0.0)%	(1.3)%	(0.6)%			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

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Supplemental Q4 2020 30

DIVERSIFIED HEALTHCARE TRUST

Office Portfolio and Same Property - Results of Operations (continued)

Trailing Five Quarters

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of Buildings	123	126	129	130	138
Square Feet [1]	11,282	11,573	11,668	11,718	11,878
Occupancy [2]	91.4 %	91.3 %	92.0 %	92.6 %	92.2 %
Rental Income	$ 94,850	$ 94,235	$ 95,510	$ 98,770	$ 97,400
NOI	$ 62,141	$ 60,787	$ 64,617	$ 66,064	$ 63,938
Cash Basis NOI	$ 59,037	$ 58,350	$ 61,337	$ 62,973	$ 61,080
NOI Margin %	65.5 %	64.5 %	67.7 %	66.9 %	65.6 %
Cash Basis NOI Margin %	64.2 %	63.4 %	66.4 %	65.7 %	64.5 %
Sequential NOI % Change	2.2 %	(5.9)%	(2.2)%	3.3 %	
Sequential Cash Basis NOI % Change	1.2 %	(4.9)%	(2.6)%	3.1 %	
Year Over Year NOI % Change	(2.8)%				
Year Over Year Cash Basis NOI % Change	(3.3)%				

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS [3]

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of Buildings	113	113	113	113	113
Square Feet [1]	10,604	10,599	10,599	10,599	10,599
Occupancy [4]	93.7 %	93.0 %	93.4 %	93.7 %	93.6 %
Rental Income	$ 91,294	$ 90,013	$ 90,337	$ 92,732	$ 90,992
NOI	$ 59,607	$ 57,906	$ 60,881	$ 61,859	$ 59,403
Cash Basis NOI	$ 56,869	$ 55,804	$ 58,171	$ 59,206	$ 56,851
NOI Margin %	65.3 %	64.3 %	67.4 %	66.7 %	65.3 %
Cash Basis NOI Margin %	64.1 %	63.3 %	66.2 %	65.6 %	64.1 %
Sequential NOI % Change	2.9 %	(4.9)%	(1.6)%	4.1 %	
Sequential Cash Basis NOI % Change	1.9 %	(4.1)%	(1.7)%	4.1 %	
Year Over Year NOI % Change	0.3 %				
Year Over Year Cash Basis NOI % Change	0.0 %				

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Same property includes those properties classified as same property for the three months ended December 31, 2020 for all periods presented.
(4) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

RETURN TO TABLE OF CONTENTS Supplemental Q4 2020 31

SHOP Segment and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of Properties [1]	235	239	241	244	244
Number of Units [1]	26,969	28,232	28,348	28,960	29,013
Occupancy [1]	72.2 %	75.2 %	78.7 %	82.7 %	83.3 %
Average Monthly Rate [1]	$ 4,541	$ 4,508	$ 4,496	$ 4,571	$ 4,536
Year Over Year Average Monthly Rate % Change	0.1 %				
Residents Fees and Services	$ 278,637	$ 290,101	$ 304,104	$ 331,969	$ 108,830
Rental Income	—	—	—	—	32,447
Property Operating Expenses	(269,498)	(282,202)	(271,022)	(283,879)	(93,110)
NOI	$ 9,139	$ 7,899	$ 33,082	$ 48,090	$ 48,167
NOI Margin %	3.3 %	2.7 %	10.9 %	14.5 %	34.1 %
Sequential NOI % Change	15.7 %	(76.1)%	(31.2)%	(0.2)%	
Year Over Year NOI % Change	(81.0)%				

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of Properties	217	217	217	217	217
Number of Units	25,982	25,982	25,982	25,982	25,982
Occupancy	72.7 %	75.9 %	79.5 %	83.7 %	84.3 %
Average Monthly Rate	$ 4,547	$ 4,516	$ 4,503	$ 4,583	$ 4,554
Year Over Year Average Monthly Rate % Change	(0.2)%				
Residents Fees and Services	$ 264,099	$ 269,675	$ 282,698	$ 303,112	$ 102,512
Rental Income	—	—	—	—	31,686
Property Operating Expenses	(250,591)	(256,196)	(247,323)	(253,267)	(86,993)
NOI	$ 13,508	$ 13,479	$ 35,375	$ 49,845	$ 47,205
NOI Margin %	5.1 %	5.0 %	12.5 %	16.4 %	35.2 %
Sequential NOI % Change	0.2 %	(61.9)%	(29.0)%	5.6 %	
Year Over Year NOI % Change	(71.4)%				

(1) Includes all senior living communities operated by Five Star during the periods presented, including seven communities closed during the three months ended December 31, 2020. Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

Please refer to the tables on page 33 for pro forma resident fees and services and pro forma EBITDARM in our SHOP segment, which treat the senior living communities in our SHOP segment as if all our owned communities operated by Five Star were pursuant to the current management arrangements throughout all periods presented.

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Supplemental Q4 2020 32

SHOP Segment and Same Property - Transitional Pro Forma EBITDARM

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands, except average monthly rate)

SHOP SEGMENT - TRANSITIONAL PRO FORMA EBITDARM

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of Properties	235	239	241	244	244
Number of Units	26,969	28,232	28,348	28,960	29,013
Occupancy	72.2 %	75.2 %	78.7 %	82.7 %	83.3 %
Average Monthly Rate	$ 4,541	$ 4,508	$ 4,496	$ 4,571	$ 4,536
Year Over Year Average Monthly Rate % Change	0.1 %				
Residents Fees and Services	$ 278,637	$ 290,101	$ 304,104	$ 331,969	$ 333,904
Sequential Residents Fees and Services % Change	(4.0)%	(4.6)%	(8.4)%	(0.6)%	
Year Over Year Residents Fees and Services % Change	(16.6)%				
EBITDARM [(1)]	$ 33,210	$ 22,404	$ 55,633	$ 64,688	$ 58,414
Sequential EBITDARM % Change	48.2 %	(59.7)%	(14.0)%	10.7 %	
Year Over Year EBITDARM % Change	(43.1)%				

SHOP SEGMENT SAME PROPERTY - TRANSITIONAL PRO FORMA EBITDARM

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Number of Properties	217	217	217	217	217
Number of Units	25,982	25,982	25,982	25,982	25,982
Occupancy	72.7 %	75.9 %	79.5 %	83.7 %	84.3 %
Average Monthly Rate	$ 4,547	$ 4,516	$ 4,503	$ 4,583	$ 4,554
Year Over Year Average Monthly Rate % Change	(0.2)%				
Residents Fees and Services	$ 264,099	$ 269,675	$ 282,698	$ 303,112	$ 307,069
Sequential Residents Fees and Services % Change	(2.1)%	(4.6)%	(6.7)%	(1.3)%	
Year Over Year Residents Fees and Services % Change	(14.0)%				
EBITDARM [(2)]	$ 35,294	$ 26,716	$ 55,793	$ 64,752	$ 60,237
Sequential EBITDARM % Change	32.1 %	(52.1)%	(13.8)%	7.5 %	
Year Over Year EBITDARM % Change	(41.4)%				

(1) Includes $10,139 and $7,346 of funds received under the CARES Act during the three months ended December 31, 2020 and June 30, 2020, respectively.

(2) Includes $8,917 and $6,669 of funds received under the CARES Act during the three months ended December 31, 2020 and June 30, 2020, respectively.

See page 34 for calculation and reconciliation of Pro Forma EBITDARM and Non-GAAP Financial Measures and Certain Definitions on page 39 for a definition of EBITDARM.

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Supplemental Q4 2020 33

DIVERSIFIED HEALTHCARE TRUST

SHOP Segment and Same Property - Calculation and Reconciliation of Pro Forma EBITDARM (continued)

(dollars in thousands)

	Three Months Ended						
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019		
	SHOP	SHOP	SHOP	SHOP	SHOP	Restructuring Transaction	Pro Forma
Revenues:							
Rental income	$ —	$ —	$ —	$ —	$ 32,447	$ (32,447) (1)	$ —
Residents fees and services	278,637	290,101	304,104	331,969	108,830	225,074 (1)	333,904
Total revenues	278,637	290,101	304,104	331,969	141,277	192,627	333,904
Expenses:							
Property operating expenses	269,498	282,202	271,022	283,879	93,110	199,075 (1) (2)	292,185
Depreciation and amortization	30,739	31,570	33,773	33,042	32,557	—	32,557
Impairment of assets	(107)	62,868	30,637	5,016	56,781	—	56,781
Total expenses	300,130	376,640	335,432	321,937	182,448	199,075	381,523
Loss on sale of properties	(417)	(42)	(168)	—	—	—	—
Interest and other income	10,139 (3)	—	7,346 (3)	—	—	—	—
Interest expense	(547)	(552)	(560)	(564)	(577)	—	(577)
Net (loss) income	(12,318)	(87,133)	(24,710)	9,468	(41,748)	(6,448)	(48,196)
Add (less): Interest expense	547	552	560	564			577
Depreciation and amortization	30,739	31,570	33,773	33,042			32,557
Management fees	13,932	14,505	15,205	16,598			16,695
Impairment of assets	(107)	62,868	30,637	5,016			56,781
Loss on sale of properties	417	42	168	—			—
EBITDARM	33,210	22,404	55,633	64,688			58,414
Less: EBITDARM not included in same property	(2,084)	(4,312)	(160)	(64)			(1,823)
Same property EBITDARM	$ 35,294	$ 26,716	$ 55,793	$ 64,752			$ 60,237

(1) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements. As a result, operating results of the previously leased communities will be included in our operating results and have been included in the pro forma results for the three months ended December 31, 2019. Adjustments include property level residents fees and services and property operating expenses and exclude rental income for the previously leased senior living communities for the three months ended December 31, 2019.

(2) For the three months ended December 31, 2019, adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

(3) We recognized $10,139 and $7,346 of funds received under the CARES Act during the three months ended December 31, 2020 and June 30, 2020, respectively.

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Supplemental Q4 2020
34

Office Portfolio Leasing Summary

DIVERSIFIED HEALTHCARE TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Buildings	123	126	129	130	138
Total sq. ft. [(1)]	11,282	11,573	11,668	11,718	11,878
Occupancy [(2)]	91.4 %	91.3 %	92.0 %	92.6 %	92.2 %
Leasing Activity (sq. ft.):					
New leases	113	67	8	73	126
Renewals	300	135	52	229	268
Total	413	202	60	302	394
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 25.10	$ 42.62	$ 36.78	$ 39.52	$ 26.77
Renewals	$ 23.38	$ 28.58	$ 37.83	$ 10.15	$ 28.58
Average net annual rent	$ 23.85	$ 33.21	$ 37.70	$ 17.26	$ 28.00
Leasing Costs and Concession Commitments [(3)]:					
New leases	$ 7,017	$ 3,632	$ 379	$ 5,805	$ 7,486
Renewals	2,794	1,331	343	1,380	5,548
Total	$ 9,811	$ 4,963	$ 722	$ 7,185	$ 13,034
Leasing Costs and Concession Commitments per Sq. Ft. [(3)]:					
New leases	$ 62.00	$ 54.57	$ 50.17	$ 79.33	$ 59.17
Renewals	$ 9.30	$ 9.85	$ 6.62	$ 6.02	$ 20.76
All new and renewed leases	$ 23.73	$ 24.60	$ 12.16	$ 23.77	$ 33.10
Weighted Average Lease Term (years) [(4)]:					
New leases	7.5	8.8	7.2	9.4	9.6
Renewals	4.5	5.7	5.8	5.7	8.8
All new and renewed leases	5.4	7.0	6.0	7.7	9.0
Leasing Costs and Concession Commitments per Sq. Ft. per Year [(3)]:					
New leases	$ 8.30	$ 6.20	$ 7.01	$ 8.48	$ 6.14
Renewals	$ 2.07	$ 1.73	$ 1.13	$ 1.05	$ 2.36
All new and renewed leases	$ 4.43	$ 3.51	$ 2.02	$ 3.07	$ 3.66

(1) Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of December 31, 2020.

The leasing summary on this page is based on leases entered into during the periods indicated.

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Supplemental Q4 2020 35

Tenants Representing 1% Or More of Total Annualized Rental Income

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2020

(dollars in thousands)

	Tenant	Facility Type		Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Vertex Pharmaceuticals Inc. (1)	Life science	$	97,340	22.0 %	2028
2	Advocate Aurora Health	Medical office		16,896	3.8 %	2024
3	Cedars-Sinai Medical Center	Medical office		16,308	3.7 %	2021 - 2032
4	Brookdale Senior Living, Inc.	Senior living		9,446	2.1 %	2032
5	Life Time Athletic	Wellness center		9,105	2.1 %	2040
6	Ology Bioservices, Inc.	Life science		8,324	1.9 %	2041
7	HCA Holdings Inc.	Medical office		6,934	1.6 %	2021 - 2029
8	Medtronic, Inc.	Medical office		5,666	1.3 %	2022
9	IQVIA Holdings Inc.	Life science		5,316	1.2 %	2023
10	Stratford Retirement, LLC	Senior living		4,592	1.0 %	2033
11	Boston Children's Hospital	Medical office		4,533	1.0 %	2028
12	Oaks Senior Living, LLC	Senior living		4,523	1.0 %	2024 - 2030
	All Other Tenants (2)			254,082	57.3 %	2021 - 2035
	Total Tenants		$	443,065	100.0 %	

(1) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income consistent with GAAP.

(2) Includes NOI for the three months ended December 31, 2020, annualized, from senior living communities in our SHOP segment.

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Supplemental Q4 2020

36

Supplemental Q4 2020 37 Office Portfolio Lease Expiration Schedule (1) Includes data from our life science property owned in a joint venture arrangement in which we own a 55% equity interest. RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2020 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income (1) Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 $ 32,656 8.8% 8.8% 2022 36,804 9.9% 18.7% 2023 20,655 5.6% 24.3% 2024 49,720 13.4% 37.7% 2025 25,935 7.0% 44.7% 2026 22,936 6.2% 50.9% 2027 12,262 3.3% 54.2% 2028 117,402 31.7% 85.9% 2029 10,442 2.8% 88.7% 2030 and thereafter 41,770 11.3% 100.0 % Total $ 370,582 100.0 % Average remaining lease term for our office portfolio (weighted by annualized rental income): 5.9 years Office Portfolio Square Feet with Leases Expiring Year Square Feet (1) Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2021 910,418 8.8% 8.8% 2022 1,310,305 12.7% 21.5% 2023 1,025,560 9.9% 31.4% 2024 1,818,870 17.6% 49.0% 2025 1,012,725 9.8% 58.8% 2026 737,389 7.1% 65.9% 2027 491,519 4.8% 70.7% 2028 1,549,478 15.0% 85.7% 2029 233,567 2.3% 88.0% 2030 and thereafter 1,226,491 12.0% 100.0 % Total 10,316,322 100.0%

Supplemental Q4 2020 38 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 — — $ — — % — % 2022 — — — — % — % 2023 (1) 6 354,000 sq. ft. — — % — % 2024 2 180 units 2,885 8.0% 8.0% 2025 — — — — % 8.0% 2026 — — — — % 8.0% 2027 4 511 units 4,218 11.7% 19.7% 2028 — — — — % 19.7% 2029 1 155 units 547 1.5% 21.2% 2030 and thereafter 26 1,520 units and 458,000 sq. ft. 28,277 78.8% 100.0 % Total 39 $ 35,927 100.0% (1) Excludes $7,929 of annualized rental income from our leases with Starmark Holdings, LLC for six wellness centers. As of December 31, 2020, the tenant was in default on its obligations to us under the leases. Non-Segment Lease Expiration Schedule As of December 31, 2020 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2020 39 Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, pro forma earnings before interest, taxes, depreciation, amortization, impairment of assets, gains or losses on sale of properties, gains or losses on extinguishment of debt, rent and management fees, or EBITDARM, same property pro forma EBITDARM, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 16 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre, Adjusted EBITDAre and EBITDARM We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, impairment of assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Our SHOP segment includes both communities leased to Five Star and operated for our account under management agreements with Five Star as of and during the three months and year ended December 31, 2019. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements, effective as of January 1, 2020. Under the New Management Agreements, management fees are 5% of resident fees and services revenues. We believe pro forma EBITDARM is a meaningful transitional supplemental performance measure as it presents historical community level operating results regardless of the form of contractual arrangements and removes the impact of changes in the agreements (rents and management fees) between us and Five Star during the periods presented. The table on page 33 presents pro forma resident fees and services revenues and pro forma EBITDARM as if the communities had been managed for our account throughout all periods presented to assist in understanding community level operating results and a reconciliation of those amounts from amounts determined in accordance with GAAP. Other real estate companies and REITs may calculate EBITDARM differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q4 2020 40 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of December 31, 2020. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from our life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2020 41 Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators other than Five Star and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Same Property For the three months ended December 31, 2020, same property consists of properties owned, in service and operated by the same operator continuously since October 1, 2019, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. For the year ended December 31, 2020, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2019, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of managed senior living communities that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the operator to manage the communities for our account. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. Pursuant to the Restructuring Transaction, the previously existing master leases and management and pooling agreements between us and Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. Prior to January 1, 2020, these senior living communities were either managed for our account by Five Star or triple net leased to Five Star. SNF SNF is a skilled nursing facility. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2020 42 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS